                                                         EXHIBIT NUMBER 10.34.1



                                 AMENDMENT NO. 1


         This Amendment No. 1 ("Amendment No. 1") is entered into as of July 25, 2000 among William D. Kilgore, Jr., an individual ("Executive"), Anker Energy Corporation, a Delaware corporation (the "Company"), and Anker Coal Group, Inc., a Delaware corporation ("ACGI"), for the purpose of amending that certain Employment Agreement dated May 1, 1999 among the parties hereto (the "Employment Agreement").

         NOW, THEREFORE, the parties agree to amend the Employment as provided herein.

         1.   AMENDMENT. Section 3(b)(iii)(C) of the Employment Agreement is
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hereby stricken and replaced in full by the following:

                  (C) If the Equity Proceeds are greater than $45,000,000 or the Target EBITDA is greater than $30,000,000, the amount of the Bonus shall be equal to $2,500,000.

         2.   EFFECT. Except as herein amended, the Employment Agreement shall
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remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 effective as of the date first above written.


                                               ANKER ENERGY CORPORATION


                                               By:
                                                  -----------------------------
                                               Name: Bruce Sparks
                                               Title: President



                                               --------------------------------
                                               WILLIAM D. KILGORE, JR.


                                               --------------------------------
                                               ANKER COAL GROUP, INC.


                                               By:
                                                  -----------------------------
                                               Name: Bruce Sparks
                                               Title: President